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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 22, 2004

                        CASH AMERICA INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                TEXAS                             1-9733                                 75-2018239
      (STATE OF INCORPORATION)             (COMMISSION FILE NO.)             (IRS EMPLOYER IDENTIFICATION NO.)
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                              1600 WEST 7TH STREET
                             FORT WORTH, TEXAS 76102
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 335-1100

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits -- The following exhibit is furnished pursuant to the disclosure included under Item 12 of this report on Form 8-K.

                99.1 Copy of earnings news release dated January 22, 2004, issued by Cash America International, Inc.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On January 22, 2004, Cash America International, Inc. (the "Company") announced its consolidated financial results for the quarter ended December 31, 2003 and for the full 2003 fiscal year. A copy of the Company's earnings news release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CASH AMERICA INTERNATIONAL, INC.


Date: January 23, 2004                By: /s/ Hugh A. Simpson
                                          -------------------------------------
                                              Executive Vice President, General
                                              Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.       Description
----------        -----------
99.1              Press release dated January 22, 2004, issued by Cash America
                  International, Inc.

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